UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

HALLIBURTON COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-03492	75-2677995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East,	Houston,	Texas	77032
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (281) 871-2699
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.50 per share	HAL	New York Stock Exchange
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2025, Halliburton Company’s (“Halliburton”) Board of Directors (the “Board”) appointed Jeffrey Shannon Slocum as Executive Vice President and Chief Operating Officer of Halliburton, effective January 1, 2026. In addition, effective January 1, 2026, the Board increased the size of the Board from 12 to 13 directors and appointed Mr. Slocum to serve as a management director, with an initial term beginning January 1, 2026, and expiring at Halliburton’s 2026 Annual Meeting of Shareholders, or until his successor is duly elected and qualified.

Mr. Slocum, age 53, has served in roles of increasing responsibility at Halliburton, including most recently as president, Eastern Hemisphere. He previously served in leadership positions around the world, including senior vice president, global business development and marketing from 2020- 2023, senior vice president for the Eurasia, Europe, and Sub-Saharan Africa region from 2018-2019, vice president of cementing from 2016-2018, as well as numerous other roles in innovation and marketing, technology, operations, product service, and business development during his 20 years at Halliburton. Mr. Slocum holds a Bachelor of Science degree in industrial technology from Lamar University.

There is no arrangement or understanding between Mr. Slocum and any other persons pursuant to which Mr. Slocum was appointed as a director. Each of Halliburton's standing Board committees is comprised of non-employee Directors, so as an executive officer, Mr. Slocum will not be appointed to any Board committees. Mr. Slocum will not participate in any of the compensation plans provided to non-employee directors. There are no family relationships between Mr. Slocum and any director or executive officer of Halliburton. There are no transactions in which Mr. Slocum has an interest that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Mr. Slocum and any other persons pursuant to which he was selected as Executive Vice President and Chief Operating Officer.

In connection with Mr. Slocum’s appointment, Halliburton entered into an Executive Agreement with Mr. Slocum effective January 1, 2026 (“Mr. Slocum’s Employment Agreement”). Mr. Slocum’s Employment Agreement provides for a minimum annual base salary of $1,000,000, participation in the Halliburton Annual Performance Pay Plan, the Halliburton Company Performance Unit Program, and the Halliburton Company Stock and Incentive Plan, and severance payments consistent with other similarly situated executive officers of Halliburton, as well as other employee benefit plans and programs on the same basis generally as other executive officers of Halliburton. For additional information on these plans and programs, please read “Compensation Discussion and Analysis” in Halliburton’s Definitive Proxy Statement on Schedule 14A for Halliburton’s 2025 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 1, 2025.

On December 3, 2025, the Halliburton Board appointed Rami Yassine as President – Eastern Hemisphere of Halliburton, effective January 1, 2026, to succeed Mr. Slocum

Mr. Yassine, age 46, has served in roles of increasing responsibility at Halliburton, including most recently as senior vice president, Middle East North Africa region. Previously, he served as senior vice president of the Halliburton Drilling and Evaluation division from 2022-2024, vice president of the Sperry Drilling product service line from 2020-2021, and vice president of Production Solutions from 2018-2020. He has held various roles in operations and technology management in North America, the Middle East, and North Africa regions, as well as other leadership positions in his over 20 years at Halliburton. Mr. Yassine holds a Bachelor’s degree in industrial engineering from Texas Tech University and an MBA with a minor in management information systems from Texas Tech’s Rawls College of Business.

There are no family relationships between Mr. Yassine and any director or executive officer of Halliburton. There are no transactions in which Mr. Yassine has an interest that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Mr. Yassine and any other persons pursuant to which he was selected as President – Eastern Hemisphere.

In connection with Mr. Yassine’s appointment, Halliburton entered into an Executive Agreement with Mr. Yassine effective January 1, 2026 (“Mr. Yassine’s Employment Agreement”). Mr. Yassine’s Employment Agreement provides for a minimum annual base salary of $800,000, participation in the Halliburton Annual Performance Pay Plan, the Halliburton Company Performance Unit Program, and the Halliburton Company Stock and Incentive Plan, and severance payments consistent with other similarly situated executive officers of Halliburton, as well as other employee benefit plans and programs on the same basis generally as other executive officers of Halliburton. For additional information on these plans and programs, please read “Compensation Discussion and Analysis” in Halliburton’s Definitive Proxy Statement on Schedule 14A for Halliburton’s 2025 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 1, 2025.

The foregoing descriptions of Mr. Slocum’s and Mr. Yassine’s Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of Mr. Slocum’s and Mr. Yassine’s Employment Agreements, a copy of which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein. Mr. Slocum’s and Mr. Yassine’s Employment Agreements, effective January 1, 2026, replace any previously signed employment agreements.

In connection with Mr. Slocum’s appointments and Mr. Yassine’s appointment, Halliburton will also enter into indemnification agreements with Mr. Slocum and Mr. Yassine, effective January 1, 2026, in the form generally provided to directors and executive officers of Halliburton, a copy of which are included as Exhibits 10.1 and 10.2 of Halliburton’s Form 10-Q for the quarter ended June 30, 2023.

Item 7.01.     Regulation FD Disclosure.

On December 4, 2025, Halliburton issued a press release with the leadership announcement: Shannon Slocum appointed Executive Vice President and Chief Operating Officer and appointed to the Halliburton board of directors, a copy of which is furnished as Exhibit 99.1to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

10.1     Executive Agreement effective as of January 1, 2026, between Halliburton Energy Services, Inc. and Jeffrey Shannon Slocum.

10.2     Executive Agreement effective as of January 1, 2026, between Halliburton Energy Services, Inc. and Rami Yassine.

99.1     Press Release of Halliburton Company, dated December 4, 2025.

104     Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: December 4, 2025	By:	/s/ Pamela L. Taylor
Pamela L. Taylor
Vice President, Public Law and Assistant Secretary